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                                                                       EXHIBIT H

                            QUANTUM GROUP OF FUNDS


BY COURIER

March 5, 1996

Arthur Nathan, Esq.
Haynes & Boone
1000 Louisiana
Suite 4300
Houston, TX 77002-5012

RE:  SALE OF 780,000 SHARES OF ERC INDUSTRIES, INC.

Dear Arthur:

This is to confirm our understanding that your client, John Wood Group PLC, has agreed to purchase from Quantum Fund N.V. ("Quantum") 780,000 shares of ERC Industries, Inc. ("ERC") at a purchase price per share of $13/16, for a total consideration of $633,750.00. This amount should be transferred by wire by Tuesday, March 5, 1996 pursuant to the following account information:

                   The Bank of New York
                   ABA #: 021-000018
                   Account #: 8540-90-5100
                   Account Name: Arnhold and S. Bleichroeder
                   F/A/O: Quantum Partners LDC
                   Attention: Robert Miller

Please find enclosed a copy of a set of resolutions adopted by Quantum in which it is resolved to sell 780,000 shares of ERC to John Wood Group PLC pursuant to the terms described above and to deliver stock certificates representing a total of 780,000 shares, as well as a copy of a power of attorney authorizing me, as well as certain other employees of Soros Fund Management to act on behalf of Quantum in connection with this transaction.

Also enclosed are stock certificates representing ownership of 295,170 and 42,102 shares of ERC by Quantum and Quantum Overseas N.V., respectively. Quantum Overseas N.V. was a subsidiary of Quantum and has since been liquidated, Quantum being its successor. Also enclosed are two stock powers authorizing the transfer of an aggregate of 780,000 shares of ERC to John Wood Group PLC. As we discussed, a certificate representing the balance of the shares currently owned by Quantum (442,728 shares) is in the process of being produced by DTC and we expect to have it by the middle of next week. It will be forwarded to you once we have received it.

                            QUANTUM GROUP OF FUNDS
         KAYA FLAMBOYAN 9 . WILLEMSTAD, CURACAO . NETHERLANDS ANTILLES
        TELEPHONE: 5999 322422 . TELEX: 3445 CITCO NA . FAX 5999 322420

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Kindly confirm that this letter accurately reflects our entire understanding by signing and returning a counterpart of this letter.

                                           QUANTUM FUND N.V.


                                           By: /s/ Michael C. Neus
                                              ------------------------
                                              Name:  Michael C. Neus
                                              Title: Attorney-in-Fact

Acknowledged and confirmed on behalf
of John Wood Group PLC

By: /s/ Arthur Nathan
   -----------------------------------
   Name:  Arthur Nathan
   Title: Attorney